SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2011

SOAPSTONE NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

15 New England Executive Park, Burlington, MA 01803

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (617) 719-3897

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Financial Update

At the annual meeting of stockholders for Soapstone Networks Inc. (the “Company”) held on July 28, 2009, stockholders voted to approve the liquidation and dissolution of the Company pursuant to the Plan of Liquidation and Dissolution (the “Plan of Liquidation”), which authorized the filing of a certificate of dissolution that was filed with the Secretary of State of the State of Delaware on July 31, 2009. In connection with the approval of the Plan of Liquidation and the filing of the Plan of Liquidation with the Secretary of State of the State of Delaware on July 31, 2009, the Company adopted a liquidation basis of accounting effective August 1, 2009. Today, the Company reported on its financial condition as of March 31, 2011, which is updated from the Company’s last report on its financial condition as of December 31, 2010, which was filed with the Securities and Exchange Commission on a Form 8-K on February 10, 2011.

SOAPSTONE NETWORKS INC.

CONSOLIDATED STATEMENT OF NET ASSETS AS OF MARCH 31, 2011 (LIQUIDATION BASIS)

(IN THOUSANDS)

(unaudited)

	March 31, 2011
ASSETS
Cash and cash equivalents	$427
Other assets	—

Total assets	$427

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$—
Reserve for estimated costs during the liquidation period	$427

Total liabilities	$427

Net assets	$—	**

See accompanying notes.

**	During the three (3) month period ended March 31, 2011, the Company spent $46,000 in net cash on general and administrative costs for the wind-down of the business.

FOOTNOTES

NOTE 1. BASIS OF PRESENTATION

The unaudited financial information included herein has been prepared by Soapstone Networks Inc., and includes the accounts of Soapstone Networks Inc. and its subsidiaries (“Soapstone” or the “Company”). In the opinion of the Company, the accompanying financial information reflects all adjustments necessary for a fair presentation of its net assets in liquidation as of March 31, 2011.

Any material subsequent events have been considered for disclosure and recognition through the filing date of this Form 8-K, May 9, 2011.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Liquidation Basis of Accounting

The Company’s Statement of Net Assets in Liquidation is the principal statement of financial condition presented under the liquidation basis of accounting. Under the liquidation basis of accounting, the Company’s assets are stated at their estimated net realizable value, which is the non-discounted amount of cash, or its equivalent, into which an asset is expected to be converted in the due course of business less direct costs, while the Company’s liabilities are reported at their estimated settlement amount, which is the non-discounted amounts of cash, or its equivalent, expected to be paid to liquidate an obligation in the due course of business, including direct costs. Additionally, under the liquidation basis of accounting, the Company is required to establish a reserve for all future estimated general and administrative expenses and other costs expected to be incurred during the liquidation. The reserve for these estimated expenses includes accruals for facilities, professional services, litigation costs, and corporate expenses, including insurance, directors’ fees and statutory fees. These estimates will be periodically reviewed and adjusted as appropriate. Such amounts should not be taken as an indication of the timing or amount of future distributions or the Company’s actual dissolution. The valuation of assets at their net realizable value and liabilities at their anticipated settlement amount represent estimates, based on present facts and circumstances, of the net realizable value of the assets and the costs associated with carrying out the Plan of Liquidation. The actual values and costs associated with carrying out the Plan of Liquidation are expected to differ from amounts reflected in the accompanying statements of financial condition because of the plan’s inherent uncertainty. These differences may be material. In particular, the estimates of the Company’s costs will vary with the length of time necessary to complete the Plan of Liquidation. Accordingly, it is not possible to predict with certainty the timing or aggregate amount which will ultimately be distributed to stockholders.

The Company was required to make significant estimates and exercise judgment in determining the accrued costs of liquidation at March 31, 2011. The Company accrued the following costs expected to be incurred in liquidation:

Accrued Costs of Liquidation	Amount
Outside services and other wind down expenses	$427

$427

(b)	Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of acquisition to be cash equivalents. Cash and cash equivalents include money market funds and certificates of deposit.

Cash and cash equivalents consist of the following:

	March 31 2011	December 31 2010

Cash and cash equivalents	$427	$473

Total**	$427	$473

**	During the three (3) month period ended March 31, 2011, the Company spent $46,000 in net cash on general and administrative costs for the wind-down of the business.

(c)	Use of Estimates

The preparation of this financial information requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial information and the reported amounts of expenses during the stated periods. Significant estimates include anticipated amounts and timing of future cash flows used in the calculation of net realizable value, reserve for future costs and settlement amounts. Actual results could differ from those estimates.

Legal Proceedings

Twelve purported securities class action lawsuits were filed against the Company and one or more of the Company’s underwriters in its initial public offering, and certain officers and directors of the Company. The lawsuits alleged violations of the federal securities laws and were docketed in the U.S. District Court for the Southern District of New York (the “Court”) as: Felzen, et al. v. Avici Systems, Inc., et al., C.A. No. 01-CV-3363; Lefkowitz, et al. v. Avici Systems, Inc., et al., C.A. No. 01-CV-3541; Lewis, et al. v. Avici Systems, Inc., et al., C.A. No. 01-CV-3698; Mandel, et. al v. Avici Systems, Inc., et al., C.A. No. 01-CV-3713; Minai, et al. v. Avici Systems, Inc., et al., C.A. No. 01-CV-3870; Steinberg, et al. v. Avici Systems Inc., et al., C.A. No. 01-CV-3983; Pelissier, et al. v. Avici Systems, Inc., et al., C.A. No. 01-CV-4204; Esther, et al. v. Avici Systems, Inc., et al., C.A. No. 01-CV-4352; Zhous, et al. v. Avici Systems, Inc. et al., C.A. No. 01-CV-4494; Mammen, et al. v. Avici Systems, Inc., et. al., C.A. No. 01-CV-5722; Lin, et al. v. Avici Systems, Inc., et al., C.A. No. 01-CV-5674; and Shives, et al. v. Banc of America Securities, et al., C.A. No. 01-CV-4956. On April 19, 2002, a consolidated amended class action complaint (the “Complaint”), which superseded these twelve purported securities class action lawsuits, was filed in the Court. The Complaint is captioned “In re Avici Systems, Inc. Initial Public Offering Securities Litigation” (21 MC 92, 01 Civ. 3363 (SAS)) and names as defendants the Company, certain of the underwriters of the Company’s initial public offering, and certain of the Company’s officers and directors. The Complaint, which seeks unspecified damages, alleges violations of the federal securities laws, including among other things, that the underwriters of the Company’s initial public offering (“IPO”) improperly required their customers to pay the underwriters excessive commissions and to agree to buy additional shares of stock in the aftermarket as conditions of receiving shares in the Company’s IPO. The Complaint further claims that these supposed practices of the underwriters should have been disclosed in the Company’s IPO prospectus and registration statement. In addition to the Complaint against the Company, various other plaintiffs have filed other substantially similar class action cases against approximately 300 other publicly traded companies and their IPO underwriters in New York City, which along with the case against the Company have all been transferred to a single federal district judge for purposes of case management. The Company and its officers and directors believe that the claims against the Company lack merit, and have defended the litigation vigorously. In that regard, on July 15, 2002, the Company, together with the other issuers named as defendants in these coordinated proceedings, filed a collective motion to dismiss the consolidated amended complaints against them on various legal grounds common to all or most of the issuer defendants.

On October 9, 2002, the Court dismissed without prejudice all claims against the individual current and former officers and directors who were named as defendants in our litigation, and they are no longer parties to the lawsuit. On February 19, 2003, the Court issued its ruling on the motions to dismiss filed by the issuer defendants and separate motions to dismiss filed by the underwriter defendants. In that ruling, the Court granted in part and denied in part those motions. As to the claims brought against the Company under the antifraud provisions of the securities laws, the Court dismissed all of these claims with prejudice, and refused to allow the plaintiffs an opportunity to re-plead these claims against the Company. As to the claims brought under the registration provisions of the securities laws, which do not require that intent to defraud be pleaded, the Court denied the motion to dismiss these claims as to the Company and as to substantially all of the other issuer defendants as well. The Court also denied the underwriter defendants’ motion to dismiss in all respects.

In June 2003, the Company elected to participate in a proposed settlement agreement with the plaintiffs in this litigation. If the proposed settlement had been approved by the Court, it would have resulted in the dismissal, with prejudice, of all claims in the litigation against the Company and against any of the other issuer defendants who elected to participate in the proposed settlement, together with the current or former officers and directors of participating issuers who were named as individual defendants. This proposed settlement was conditioned on, among other things, a ruling by the District Court that the claims against the Company and against the other issuers who had agreed to the settlement would be certified for class action treatment for purposes of the proposed settlement, such that all investors included in the proposed classes in these cases would be bound by the terms of the settlement unless an investor opted to be excluded from the settlement.

On December 5, 2006, the U.S. Court of Appeals for the Second Circuit issued a decision that six purported class action lawsuits containing allegations substantially similar to those asserted against the Company may not be certified as class actions due, in part, to the Appeals Court’s determination that individual issues of reliance and knowledge would predominate over issues common to the proposed classes. On January 8, 2007, the plaintiffs filed a petition seeking rehearing en banc of this ruling. On April 6, 2007 the Court of Appeals denied the plaintiffs’ petition for rehearing of the Court’s December 5, 2006 ruling but noted that the plaintiffs remained free to ask the District Court to certify classes different from the ones originally proposed which might meet the standards for class certification that the Court of Appeals articulated in its December 5, 2006 decision.

In light of the Court of Appeals’ December 5, 2006 decision regarding certification of the plaintiffs’ claims, the District Court entered an order on June 25, 2007 terminating the proposed settlement between the plaintiffs and the issuers, including the Company. On August 14, 2007, the plaintiffs filed amended complaints in the six focus cases. On November 13, 2007, the issuer defendants and the underwriter defendants separately moved to dismiss the claims against them in the amended complaints in the six focus cases. On March 26, 2008, the District Court issued an order in which it denied in substantial part the motions to dismiss the amended complaints in the six focus cases.

On February 25, 2009, the parties advised the District Court that they had reached an agreement-in-principle to settle the litigation in its entirety. A stipulation of settlement was filed with the District Court on April 2, 2009. On June 9, 2009, the District Court preliminarily approved the proposed global settlement. Notice was provided to the class, and a settlement fairness hearing, at which members of the class had an opportunity to object to the proposed settlement, was held on September 10, 2009. On October 6, 2009, the District Court issued an order granting final approval to the settlement. Several objectors have since appealed the order approving the settlement, and those appeals remain pending. While we can make no promises or guarantees as to the outcome of these proceedings, the Company does not believe that a loss is probable.

In addition, the Company received letters dated July 13, 2007 and July 25, 2007 from a putative shareholder, demanding that the Company investigate and prosecute a claim for alleged short-swing trading in violation of Section 16(b) of the Securities Exchange Act of 1934 by the underwriters of its IPO and certain unidentified directors, officers and shareholders of the Company. The Company evaluated the demand and declined to prosecute the claim. On October 3, 2007, the putative shareholder commenced a civil lawsuit in the U.S. District Court for the Western District of Washington against the lead underwriters of the Company’s IPO, alleging violations of Section 16(b). The complaint alleges that the combined number of shares of the Company’s common stock beneficially owned by the lead underwriters and certain unnamed officers, directors, and principal shareholders exceeded ten percent of its outstanding common stock from the date of the Company’s IPO on July 28, 2000, through at least July 27, 2001. It further alleges that those entities and individuals were thus subject to the reporting requirements of Section 16(a) and the short-swing trading prohibition of Section 16(b), and failed to comply with those provisions. The complaint seeks to recover from the lead underwriters any “short-swing profits” obtained by them in violation of Section 16(b). The Company was named as a nominal defendant in the action, but has no liability for the asserted claims. No directors or officers of the Company are named as defendants in this action. On October 29, 2007, the case was reassigned to Judge James L. Robart along with similar cases involving the IPO’s of 53 other issuers. These 54 actions were consolidated for pre-trial purposes. On February 27, 2008, the putative shareholder filed an Amended Complaint asserting substantially similar claims as those set forth in the initial complaint. On July 25, 2008, the Company joined with 29 other issuers to file with the Court the Issuer Defendants’ Joint Motion to dismiss. The plaintiff filed her opposition to this motion on September 8, 2008, and the Issuer Defendants’ Reply in Support of Their Joint Motion to Dismiss was filed on October 23, 2008.

On March 12, 2009, Judge Robart granted the Issuer Defendants’ Joint Motion to Dismiss, dismissing the complaint without prejudice on the grounds that the plaintiff had failed to make an adequate demand on the Company prior to filing her complaint. In its order, the Court stated it would not permit the plaintiff to amend her demand letters while pursuing her claims in the litigation. Because the Court dismissed the case on the grounds that it lacked subject matter jurisdiction, it did not specifically reach the issue of whether the plaintiff’s claims were barred by the applicable statute of limitations. However, the Court also granted the Underwriters’ Joint Motion to Dismiss with respect to cases involving non-moving issuers, holding that the cases were barred by the applicable statute of limitations because the issuers’ shareholders had notice of the potential claims more than five years prior to filing suit.

The plaintiff filed a Notice of Appeal on March 31, 2009, and an Amended Notice of Appeal on April 10, 2009. The underwriters subsequently filed a Notice of Cross-Appeal, arguing that the dismissal of the claims involving the moving issuers should have been with prejudice because the claims were untimely under the applicable statute of limitations. The plaintiff’s opening brief in the appeal was filed on August 26, 2009; the moving issuers’ and the underwriters’ responses and the underwriters’ brief in support of their cross-appeal were filed on October 2, 2009; the plaintiff’s reply brief and opposition to the cross-appeal was filed on November 2, 2009; and the underwriters’ reply brief in support of their cross-appeals was filed on November 17, 2009. On October 5, 2010, the U.S. Court of Appeals for the Ninth Circuit heard oral argument regarding this matter.

On December 2, 2010, the Ninth Circuit Court of Appeals affirmed the District Court’s decision to dismiss the moving issuers’ cases (including the Company’s) on the grounds that plaintiff’s demand letters were insufficient to put the issuers on notice of the claims asserted against them and further ordered that the dismissals be made with prejudice. The Ninth Circuit, however, reversed and remanded the District Court’s decision on the underwriter’s motion to dismiss as to the claims arising from the non-moving issuers’ IPOs, finding plaintiff’s claims were not time-barred under the applicable statute of limitations. In remanding, the Ninth Circuit advised the non-moving issuers and underwriters to file in the District Court the same challenges to plaintiff’s demand letters that moving issuers had filed.

On December 16, 2010, underwriters filed a petition for panel rehearing and petition for rehearing en banc. Plaintiff also filed a petition for rehearing en banc. On January 18, 2011, the Ninth Circuit denied the petition for rehearing and petitions for rehearing en banc. It further ordered that no further petitions for rehearing may be filed.

On January 24, 2011, the underwriters filed a motion to stay the issuance of the Ninth Circuit’s mandate in the cases involving the non-moving issuers. On January 25, 2011, the Ninth Circuit granted the underwriters’ motion and ordered that the mandate in the cases involving the non-moving issuers is stayed for ninety days pending the filing of a petition for writ of certiorari in the United States Supreme Court. On January 26, 2011, plaintiff moved to join the underwriters’ motion and requested the Ninth Circuit stay the mandate in all cases. On January 26, 2011, the Ninth Circuit granted Appellant’s motion and ruled that the mandate in all cases (including the Company’s and other moving issuers) is stayed for ninety days pending Appellant’s filing of a petition for writ of certiorari in the United States Supreme Court. On April 5, 2011, Plaintiff filed a Petition for Writ of Certiorari with the U.S. Supreme Court seeking reversal of the Ninth Circuit’s December 2, 2010 decision. Plaintiff’s Petition was docketed by the Supreme Court on April 7th and accordingly, the Company’s brief in opposition is currently due on May 9, 2011. The Company believes that the outcome of this litigation will not have a material adverse impact on the accrued cost of liquidation.

Cautionary Statement About Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” about Soapstone Networks’ future expectations, expenses and plans that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. When used in this Current Report on Form 8-K, the word “will”, “expected” and other similar expressions are intended to identify such forward looking statements. Further information on potential risk factors that could affect Soapstone, its liquidation and its cash holdings are set forth in the Company’s previous filings with the Securities and Exchange Commission. The Company does not undertake any duty to update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOAPSTONE NETWORKS INC.
Date: May 9, 2011

	By:	/s/ William J. Stuart
William J. Stuart
President